Fourth Quarter and Full Year 2019 February 13, 2020 Please remember this information is confidential.

Forward-Looking Statements This presentation contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning Shutterstock, Inc.’s (the “Company’s”) current expectations and guidance for the full year 2019. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “guidance,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward- looking statements represent our management’s beliefs and assumptions only as of the date made, and readers are cautioned not to place undue reliance on such statements. You should read our public filings with the Securities and Exchange Commission, including the Risk Factors set forth therein, for additional information regarding factors that may cause actual results to materially differ. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. 2

Non-GAAP Financial Measures In addition to reporting results in accordance with United States generally accepted accounting principles (GAAP), we also refer to adjusted EBITDA, adjusted net income, revenue growth on a constant currency basis, revenue excluding the impact of Webdam1, adjusted EBITDA margin and free cash flow. We define adjusted EBITDA as net income adjusted for depreciation and amortization, non-cash equity- based compensation, foreign currency transaction gains and losses, charges related to the impairment of a long-term investment asset, expenses related to long-term incentives and contingent consideration related to acquisitions, interest income and expense, income taxes and the gain on Sale of Webdam; adjusted net income as net income adjusted for the impact of non-cash equity-based compensation, the amortization of acquisition-related intangible assets, expenses related to long-term incentives and contingent consideration related to acquisitions, the gain on Sale of Webdam, charges related to the impairment of a long-term investment asset and the estimated tax impact of such adjustments; revenue growth on a constant currency basis as the increase in current period revenues over prior period revenues, utilizing fixed exchange rates for translating foreign currency revenues for all periods in the comparison; revenue excluding the impact of Webdam as total Company revenue for each period presented, less the amount of revenue generated by the Webdam business during that period; adjusted EBITDA margin as the ratio of adjusted EBITDA to revenue; and free cash flow as cash provided by operating activities, adjusted for capital expenditures and content acquisition. These figures have not been calculated in accordance with GAAP and should be considered in addition to results prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, GAAP results. We caution investors that non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly-titled measures presented by other companies. Shutterstock's management believes that adjusted EBITDA, adjusted net income, revenue growth on a constant currency basis, revenue excluding the impact of Webdam, adjusted EBITDA margin and free cash flow are useful to investors to provide them with disclosures of Shutterstock's operating results on the same basis as that used by management. Additionally, management believes that adjusted EBITDA, adjusted EBITDA margin and adjusted net income provide useful information to investors about the performance of the Company’s overall business because such measures eliminate the effects of unusual or other infrequent charges that are not directly attributable to Shutterstock's underlying operating performance; revenue growth on a constant currency basis provides useful information to investors by eliminating the effect of foreign currency fluctuations that are not directly attributable to Shutterstock’s operating performance; and revenue excluding the impact of Webdam provides useful information to investors by eliminating the impact of a historical revenue source that is not part of Shutterstock's current business. Additionally, management believes that providing these non-GAAP financial measures enhances the comparability for investors in assessing Shutterstock's financial reporting. We believe that free cash flow is useful for investors because it provides them with an important perspective on the cash available for strategic measures, after making necessary capital investments in property and equipment to support the Company’s ongoing business operations and provides them with the same measures that management uses as the basis for making resource allocation decisions. We also use the non-GAAP financial measures adjusted EBITDA, adjusted net income, revenue excluding the impact of Webdam, revenue growth on a constant currency basis, adjusted EBITDA margin and free cash flow, in conjunction with GAAP financial measures, as an integral part of managing the business and to: (i) monitor and evaluate the performance of Shutterstock’s business operations, financial performance and overall liquidity; (ii) facilitate management’s internal comparisons of the historical operating performance of its business operations; (iii) facilitate management’s external comparisons of the results of its overall business to the historical operating performance of other companies that may have different capital structures and debt levels; (iv) review and assess the operating performance of Shutterstock’s management team and, together with other operational objectives, as a measure in evaluating employee compensation and bonuses; (v) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and (vi) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments. A reconciliation of the differences between adjusted EBITDA, adjusted net income, revenue excluding the impact of Webdam and free cash flow, and the most comparable financial measures calculated and presented in accordance with GAAP, is presented immediately following the "Liquidity and Capital Allocation" slide. We do not provide a reconciliation of adjusted EBITDA guidance to net income guidance or a reconciliation of adjusted net income per diluted share guidance to net income per diluted share guidance, because we are unable to calculate with reasonable certainty the impact of potential future transactions, including, but not limited to, capital structure transactions, restructuring, acquisitions, divestitures or other events and asset impairments, without unreasonable effort. These amounts depend on various factors and could have a material impact on net income and net income per diluted share, but may be excluded from adjusted EBITDA and adjusted net income per diluted share. In addition, we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. 1 - On February 26, 2018, the Company completed the sale of Webdam ("Sale of Webdam"). 3

Fourth Quarter 2019 Financial Highlights Compared to Fourth Quarter 2018: • Revenue increased 3% to $166.4 million. ◦ Foreign currency did not have a significant impact on fourth quarter revenue growth. • Net income decreased 71% to $4.4 million. • Adjusted EBITDA decreased 29% to $24.1 million. • Net income per diluted share decreased by $0.30 to $0.12. • Adjusted net income per diluted share decreased by $0.33 to $0.26. • Cash provided by operating activities of $25.6 million. • Free cash flow was $17.6 million in 2019 compared to $27.3 million in 2018. 4

Fourth Quarter 2019 Operating Highlights Compared to Fourth Quarter 2018: • Paid downloads of 47.7 million, up 2%. • Image library expanded to approximately 314 million images, up 30%. • Footage library expanded to approximately 17 million video clips, up 30%. • More than 1.1 million contributors made their images, footage clips and music tracks available on Shutterstock’s platform, compared to over 650,000 last year. • More than 1.9 million customers contributed to revenue over the past 12 months, an increase of 2% from the 12 months ended December 31, 2018. 5

Full Year 2019 Financial Highlights Compared to full year 2018: • Revenue increased 4% to $650.5 million. On a constant currency basis, revenue increased 6%. • Net income decreased 63% to $20.1 million. • Adjusted EBITDA decreased 8% to $96.3 million. • Net income per diluted share decreased by $0.97 to $0.57. • Adjusted net income per diluted share during the year decreased by $0.34 to $1.23. • Cash provided by operating activities of $102.6 million. • Free cash flow was $73.2 million in 2019 compared to $63.5 million in 2018. 6

Liquidity and Capital Allocation • Cash and cash equivalents of $303.3 million as of December 31, 2019, compared to $230.9 million as of December 31, 2018. • In the year ended December 31, 2019: ◦ Cash provided by operations of $102.6 million. ◦ Net cash taxes paid of $1.9 million, compared to $0.6 million paid in 2018. ◦ Free cash flow of $73.2 million in 2019, an increase of 15% from 2018. Quarterly Cash Dividend: • On February 11, 2020, the Board of Directors approved the initiation of a quarterly cash dividend and declared a dividend of $0.17 per share of outstanding common stock, payable on March 19, 2020 to stockholders of record at the close of business on March 5, 2020. We currently expect to continue to pay comparable cash dividends on a quarterly basis in the future, subject to the final determination of our Board of Directors. 7

Consolidated Quarterly Financial Results ($ in millions) Three Months Ended December 31, % Change 2019 2018 Inc. / (Dec.) Total Revenues $ 166.4 $ 162.1 3 % Cost of revenue 71.8 68.8 4 % Sales and marketing 47.2 43.0 10 % Product development 15.1 11.7 29 % General and administrative 26.5 22.9 16 % Total operating expenses 160.6 146.4 10 % Income from operations 5.8 15.6 (63)% Other income, net 2.8 1.0 169 % Income before income taxes 8.6 16.7 (48)% Benefit for Income Taxes 4.3 1.8 NM Net Income $ 4.4 $ 14.9 (71)% Plus: Depreciation & Amortization 12.6 11.7 (9)% Plus: Non-Cash Equity-Based Compensation 4.9 5.9 5 % Plus: Other Adjustments, net (1) (2.1) (0.3) NM Plus: Benefit for Income Taxes 4.3 1.8 NM Adjusted EBITDA $ 24.1 $ 33.9 (8)% Adjusted EBITDA Margin 14.5% 20.9% (1) Other adjustments, net includes foreign currency transaction gains and losses, expenses related to long-term incentives and contingent consideration related to acquisitions, and interest income and expense. Note: Totals may not sum exactly due to rounding. 8

Consolidated Annual Financial Results ($ in millions) Year Ended December 31, % Change 2019 2018 Inc. / (Dec.) Total Revenues $ 650.5 $ 623.3 4 % Cost of revenue 278.2 267.7 4 % Sales and marketing 181.7 166.4 9 % Product development 57.2 58.9 (3)% General and administrative 113.2 97.8 16 % Total operating expenses 630.4 590.8 7 % Income from operations 20.2 32.5 (38)% Gain on Sale of Webdam — 38.6 NM Other income / (expense), net 4.8 (5.0) NM Income before income taxes 24.9 66.1 (62)% Provision for Income Taxes 4.8 11.4 (58)% Net Income $ 20.1 $ 54.7 (63)% Plus: Depreciation & Amortization 49.9 45.7 (9)% Plus: Non-Cash Equity-Based Compensation 22.8 23.9 5 % Plus: Other Adjustments, net (1) (1.3) 8.1 NM Plus: Provision for Income Taxes 4.8 11.4 (58)% Less: Gain on Sale of Webdam — (38.6) NM Adjusted EBITDA $ 96.3 $ 105.1 (8)% Adjusted EBITDA Margin 14.8% 16.9% (1) Other adjustments, net includes foreign currency transaction gains and losses, expenses related to long-term incentives and contingent consideration related to acquisitions, charges related to the impairment of a long-term investment asset and interest income and expense. Note: Totals may not sum exactly due to rounding. 9

Adjusted Net Income (in millions, except per share data) Three Months Ended Year Ended December 31, December 31, 2019 2018 2019 2018 Net Income $ 4.4 $ 14.9 $ 20.1 $ 54.7 Add / (Less): Non-Cash Equity-Based Compensation 4.9 5.9 22.8 23.9 Acquisition-Related Intangible Amortization 0.7 0.9 4.7 3.8 Acquisition-Related Long-Term Incentives and Contingent Consideration 0.8 0.7 3.4 3.1 Gain on Sale of Webdam — — — (38.6) Impairment of Long-Term Investment Asset — — — 5.9 1 Tax Effect of Adjustments (1.5) (1.5) (7.3) 2.9 Adjusted Net Income $ 9.2 $ 20.9 $ 43.7 $ 55.7 Diluted Shares Outstanding 35.8 35.4 35.6 35.4 Net Income Per Diluted Share $ 0.12 $ 0.42 $ 0.57 $ 1.54 Adjusted Net Income Per Diluted Share $ 0.26 $ 0.59 $ 1.23 $ 1.57 1 - Tax effect reflects the estimated impact of the adjustment on the provision for income taxes. Note: Totals may not sum exactly due to rounding. 10

Free Cash Flow ($ in millions) Three Months Ended Year Ended December 31, December 31, 2019 2018 2019 2018 Net Cash From Operations $ 25.6 $ 33.7 $ 102.6 $ 102.2 Less: Capital Expenditures (6.5) (5.3) (26.1) (34.9) Less: Content Acquisitions (1.4) (1.0) (3.3) (3.8) Free Cash Flow $ 17.6 $ 27.3 $ 73.2 $ 63.5 Note: Totals may not sum exactly due to rounding. 11

Historical Revenue Detail by Sales Channel ($ in millions) 2019 2018 Q4 Q3 Q2 Q1 Annual Q4 Q3 Q2 Q1 Annual E-commerce $ 100.9 $ 96.2 $ 97.0 $ 98.1 $ 392.2 $ 95.6 $ 88.7 $ 91.7 $ 89.7 $ 365.7 YOY Growth 6% 9% 6% 9% 7% 9% 9% 12% 11% 10% Enterprise 65.5 62.8 64.7 65.2 258.2 66.5 62.9 64.9 60.6 254.9 YOY Growth (2)% 0% 0% 8% 1% 12% 14% 35% 31% 22% Other (1) — — — — — — — — 2.7 2.7 Total Revenue $ 166.4 $ 159.1 $ 161.7 $ 163.3 $ 650.5 $ 162.1 $ 151.6 $ 156.6 $ 153.0 $ 623.3 YOY Growth 3% 5% 3% 7% 4% 7% 8% 17% 18% 12% Less: Webdam Revenue — — — — — — — — (2.7) (2.7) Revenue excluding impact of Webdam $ 166.4 $ 159.1 $ 161.7 $ 163.3 $ 650.5 $ 162.1 $ 151.6 $ 156.6 $ 150.3 $ 620.6 (1) On February 26, 2018, the Company completed the Sale of Webdam. 2018 amounts include revenue earned during the period from January 1, 2018 through February 26, 2018. Note: Totals may not sum exactly due to rounding. 12

Depreciation and Amortization Depreciation and amortization expense is included within the Statements of Operations, as follows: ($ in millions) Three Months Ended December 31, Year Ended December 31, % Change % Change 2019 2018 Fav / (Unfav) 2019 2018 Fav / (Unfav) Cost of revenue $ 10.8 $ 9.4 (15)% $ 40.4 $ 35.7 (13)% General and administrative 1.8 2.4 25% 9.5 9.9 4 % Total depreciation and amortization 12.6 11.8 (7)% 49.9 45.6 (9)% Note: Totals may not sum exactly due to rounding. 13

2020 Guidance The Company's current expectations for the full year 2020 are as follows: 2020 Guidance Revenue $665 - $690 million YOY Growth vs. 2019 2% to 6% Adjusted EBITDA $100 - $107 million YOY Growth vs. 2019 4% to 11% Adjusted Net Income per diluted share $1.42 to $1.58 YOY Growth vs. 2019 15% to 28% 14

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